POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert, Steven A. Weber, or Ronald G. Anderson, as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N-1A for the AAL Variable Product Series Fund Inc., or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



/s/ F. Gregory Campbell
F. Gregory Campbell
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert, Steven A. Weber, or Ronald G. Anderson, as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N-1A for the AAL Variable Product Series Fund Inc., or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



/s/ Richard Gady
Richard L. Gady
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert, Steven A. Weber, or Ronald G. Anderson, as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N-1A for the AAL Variable Product Series Fund Inc., or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



/s/ D.W. Russler
D. W. Russler
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert, Steven A. Weber, or Ronald G. Anderson, as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N-1A for the AAL Variable Product Series Fund Inc., or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



/s/ Lawrence M. Woods
Lawrence M. Woods
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert or Ronald G. Anderson, as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N-1A for the AAL Variable Product Series Fund Inc., or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



/s/ Steven A. Weber
Steven A. Weber
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John O. Gilbert or Steven A. Weber as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N- 1A for the AAL Variable Product Series Fund Inc., or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



/s/ Ronald G. Anderson
Ronald G. Anderson
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Steven A. Weber or Ronald G. Anderson, as true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments to the Registration Statement on Form N-1A for the AAL Variable Product Series Fund Inc., or any other Form as may be required by the Securities and Exchange Commission, and to file each and any of them, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



/s/ John O. Gilbert
John O. Gilbert
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.